September 17, 2025

Re: Shareholder Repurchase offer begins on September 17, 2025.  Repurchase requests are due no later than 11:59 p.m. Eastern Time on October 16, 2025 (“Merrill Repurchase Request Deadline”).

Dear Shareholder:

This notice is to inform you of the upcoming quarterly repurchase offer by KKR Credit Opportunities Portfolio (the “Fund”). If you have no need or desire to sell your shares, simply disregard this notice. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

We extend this repurchase offer to provide some liquidity to shareholders because shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. Shares of the Fund can only be tendered for repurchase during one of the Fund’s scheduled quarterly repurchase offers, so we would like to make you aware of the deadlines and procedures should you wish to tender shares for repurchase. Please see the attached Repurchase Offer Statement or contact your Investment Professional for additional information.

Any sale of shares to the Fund pursuant to this repurchase offer is a taxable event. Consult your Investment Professional or tax advisor for more information. Please remember that you are not obligated to do anything with your shares at this time.

This repurchase offer period begins on September 17, 2025 and ends (unless suspended or postponed) at the time as of which the net asset value per share of the Fund’s shares is calculated (ordinarily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. Eastern Time (the “NYSE Close”)) on October 17, 2025 (the “Repurchase Request Deadline”). Because you hold your shares through Merrill, if you wish to tender a portion or all of your shares during this repurchase offer period, you must contact your Investment Professional and request to tender your shares by the Merrill Repurchase Request Deadline (i.e., no later than 11:59 pm Eastern Time on October 16, 2025 to allow for order processing). Merrill will tender your shares to the Fund on your behalf.  Do not submit repurchase requests directly to the Fund or its transfer agent as they will not be honored.  Shares accepted for repurchase will be repurchased at a price equal to the net asset value of such shares on the repurchase pricing date, on the terms and conditions described in the attached Repurchase Offer Statement, and in accordance with the Fund’s current Prospectus and Statement of Additional Information.

If you have any questions, please refer to the Fund’s current Prospectus, which is available at https://www.kkrfunds.com/KCOP, and the attached Repurchase Offer Statement, which contains additional important information about the repurchase offer, or contact your Investment Professional.

Sincerely,

KKR Credit Opportunities Portfolio

If you are not a Merrill client and wish to sell shares in response to this repurchase offer, please see the instructions in the last paragraph of Section 2 below.

 September 17, 2025

1.  The Offer.  KKR Credit Opportunities Portfolio (the “Fund”) is offering to repurchase its common shares of beneficial interest (collectively, the “Shares”) in an amount of up to 10% of the aggregate number of Shares issued and outstanding (the “Repurchase Offer Amount”) as of the Repurchase Request Deadline (discussed below).  Repurchases will be made at a price equal to the respective net asset value (“NAV”) of the applicable class of the Shares on the date the NAV of the Shares offered for repurchase is determined (“Repurchase Pricing Date”) (expected to be the same as the Repurchase Request Deadline), upon the terms and conditions set forth herein, and in accordance with the Fund’s current Prospectus and Statement of Additional Information, which terms constitute the “Offer.” All classes of Shares are considered to be a single class for the purposes of allocating repurchases under this Offer.

The purpose of the Offer is to provide some liquidity to shareholders because Shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange.  The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares.  The Fund currently does not charge a processing fee for handling repurchase requests.

2.  Repurchase Request Deadline.  All repurchase requests must be received in properly completed form by the Fund on or before the time as of which the NAV of each class of Shares is calculated (ordinarily as of the close of the New York Stock Exchange (“NYSE”), which is ordinarily 4:00 p.m. Eastern Time (the “NYSE Close”))1 on October 17, 2025 (the “Repurchase Request Deadline”).  Because you hold your Shares through Merrill, if you wish to tender a portion or all of your Shares during this repurchase offer period, you must contact your Investment Professional and request to tender your Shares no later than 11:59 p.m. Eastern Time on October 16, 2025 (“Merrill Repurchase Request Deadline”) to allow for order processing.  Merrill will tender your Shares to the Fund on your behalf. Do not submit repurchase requests directly to the Fund or its transfer agent as they will not be honored.

The Repurchase Request Deadline will be strictly observed.  If Merrill is unable or fails to submit your request to the Fund in a timely manner, or if you fail to communicate your request to tender your Shares to your Investment Professional by the Merrill Repurchase Request Deadline, you will be unable to tender your Shares to the Fund until a subsequent repurchase offer, and your request for that offer would need to be resubmitted.

1 See “10.  Net Asset Value and Suspension or Postponement of Repurchase Offer” below for additional information regarding computation of the Fund’s NAV.

You may withdraw or change your repurchase request at any point prior to the Merrill Repurchase Request Deadline as described in paragraph 8 below. It is expected that the next quarterly repurchase offer after the September 2025 Offer described herein will be on December 10, 2025 with a deadline of January 8, 2026, for investors holding their shares through Merrill to allow for order processing.

If you are not a Merrill client and wish to sell shares in response to this repurchase offer, you must ask your intermediary sufficiently in advance of the Repurchase Request Deadline to submit a repurchase request for you (if you hold shares through an intermediary) or you must submit a repurchase request directly to the Fund’s transfer agent using the Repurchase Request Form – For Accounts Held Directly with KKR Credit Opportunities Portfolio prior to the Repurchase Request Deadline (if you hold shares directly). You may not receive another notification related to the current repurchase offer in addition to this one.

3.  Net Asset Value.  The per share NAV of each class of Shares outstanding as of the close of trading on the NYSE on September 10, 2025 was as follows:

Class I Common Shares: $23.40
Class T Common Shares: $23.18
Class U Common Shares: $22.31
Class D Common Shares: $21.73
Class PT Common Shares: $24.40

You must decide whether to tender Shares by the Merrill Repurchase Request Deadline, which is 11:59 p.m. on the business day prior to the Repurchase Request Deadline, but the NAV at which the Fund will repurchase each class of the Shares will not be calculated until the Repurchase Pricing Date.  The NAV can fluctuate, and the NAV on the Repurchase Pricing Date could be lower or higher than the NAV on the date you submit your repurchase request.  Please visit www.nasdaq.com for the Fund’s most current NAV per share.

4.  Repurchase Pricing Date.  The Fund anticipates that the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline.  In any event, the NAV per Share for the Offer must be determined no later than fourteen days (or the next business day if the 14th day is not a business day) following the Repurchase Request Deadline.  If the Fund elects to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the NAV per Share will fluctuate between those dates.

5.  Payment for Shares Repurchased.  Payment for all Shares repurchased pursuant to this Offer will be made not later than seven days after the Repurchase Pricing Date.

6.  Increase in Number of Shares Repurchased.  If shareholders tender for repurchase more Shares than the Repurchase Offer Amount, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to 2% of the Shares outstanding on the Repurchase Request Deadline.

7.  Pro Rata Repurchase.  If the Fund determines not to repurchase additional Shares beyond the Repurchase Offer Amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis.  If proration is necessary, the Fund generally expects to inform Merrill of the proration within one business day following the Repurchase Request Deadline.  The number of Shares each shareholder asked to have repurchased will, as a general rule, be reduced by the same percentage.  If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and submit a new repurchase request, and your repurchase request will not be given any priority over other investors’ requests.  Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in this repurchase offer or in any subsequent repurchase offer, and the NAV of your Shares is likely to fluctuate between repurchase offers.  In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of proration.  There is no assurance that you will be able to sell as many of your Shares as or when you desire to sell.

8.  Modification or Withdrawal of Shares to be Repurchased.  Repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior to the Merrill Repurchase Request Deadline by notifying your Investment Professional.

9.  Repurchase Fees.  The Fund will not charge a repurchase fee on Shares that are accepted for repurchase in this Offer.

10.  Net Asset Value and Suspension or Postponement of Repurchase Offer.  The NAV of the Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets less liabilities by the total number of Shares outstanding.  On each day that the NYSE is open, the Shares are ordinarily valued as of the NYSE Close. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day.  The Fund generally does not calculate its NAV on days on which the NYSE is not open for business.  If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the normally scheduled NYSE Close or such other time that the Fund may determine.  See the Fund’s current Prospectus and Statement of Additional Information for further details.

The Fund may suspend or postpone this Offer in limited circumstances and only by a vote of a majority of the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended.  The limited circumstances include the following: (A) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (see “Certain U.S. Federal Income Tax Consequences” below); (B) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; (D) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund; or (E) under certain other circumstances set forth in Rule 23c-3 that would apply only in the case that shares of the Fund become publicly traded.  You will be notified if the Fund suspends or postpones the Offer.

11. Certain U.S. Federal Income Tax Consequences.  The following discussion is a general summary of the U.S. federal income tax consequences of the purchase of Shares by the Fund from shareholders pursuant to the Offer.  This summary is based on U.S. federal income tax law as of the date the Offer begins, including the Code, applicable U.S. Treasury regulations, Internal Revenue Service (“IRS”) rulings, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly with retroactive effect.  There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.  Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information (each of which is based on the Code, U.S. Treasury regulations, and other applicable authority as of the date of such document), and should also consult their own tax advisers regarding their particular situation and the potential tax consequences to them of a purchase of their Shares by the Fund pursuant to the Offer, including potential state, local and non-U.S. taxation, and any applicable transfer taxes.

For U.S. federal income tax purposes, a shareholder whose Shares are purchased pursuant to the Offer generally will be treated as having sold such Shares, and will recognize gain or loss on such sale, if, after the application of certain constructive ownership rules, (i) such shareholder tenders, and the Fund repurchases, all of such shareholder’s Shares, or such shareholder meets certain numerical safe harbors with respect to percentage voting interest and reduction in ownership of the Fund following the completion of the Offer, or (ii) the repurchase otherwise is treated as a distribution that is “not essentially equivalent to a dividend” under the relevant rules of the Code.  For this purpose, a redemption is “not essentially equivalent to a dividend” if it results in a “meaningful reduction” of a shareholder’s percentage interest in the Fund.  Whether a reduction is “meaningful” depends on a shareholder’s particular facts and circumstances.  If a shareholder tenders, or the Fund repurchases, fewer than all of the Shares that such shareholder owns or is considered to own, the repurchase may not qualify as a sale or an exchange.  If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their Shares as a capital asset, which capital gain or loss will be treated as long-term if such Shares have been held for more than twelve months.

If a purchase of Shares pursuant to the Offer does not qualify for sale or exchange treatment, the proceeds received by such shareholder will be treated as a distribution from the Fund that will be taxable as a dividend to the extent of the Fund’s earnings and profits allocable to such distribution, and thereafter as a return of capital to the extent of the shareholder’s basis in the Shares, and thereafter as a taxable capital gain.  In addition, if any amounts received are treated as a dividend to tendering shareholders, there is a further risk that shareholders whose percentage ownership of the Fund increases as a result of the Offer, including shareholders who do not tender any Shares pursuant to the Offer, will be deemed to have received a constructive distribution in an amount determined by the increase of their percentage ownership of the Fund as a result of the Offer.  Any such constructive distribution will be treated as a dividend to the extent of the Fund’s current or accumulated earnings and profits allocable to the distribution.  Such treatment will not apply, however, if the repurchase is treated as an “isolated redemption” within the meaning of the U.S. Treasury regulations.

Under the “wash sale” rules under the Code, provided the purchase of Shares pursuant to the Offer is treated as a sale or exchange (and not a distribution as described above), loss recognized on Shares repurchased pursuant to the Offer will ordinarily be disallowed to the extent the shareholder acquires other shares of the Fund or substantially identical stock or securities within 30 days before or after such purchase and, in that event, the basis and holding period of the shares acquired will be adjusted to reflect the disallowed loss.

Use of the Fund’s cash to purchase Shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company.  The Fund may also recognize income in connection with the sale of portfolio securities to fund such purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Withholding.  The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.  In addition, there may be additional withholding with regard to non-U.S. shareholders.  Shareholders should consult the Fund’s current Prospectus and “Taxation” in the current Statement of Additional Information for further details.  All shareholders are urged to consult their tax advisers regarding the specific tax consequences of participating in the Offer in light of their particular situations as well as any consequences arising under the laws of any state, local or non-U.S. jurisdiction.

FATCA.  Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government.  If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA with respect to that shareholder at a rate of 30% on ordinary dividends it pays.  The IRS and the Treasury Department have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends the Fund pays.  If a payment by the Fund pursuant to the Offer is subject to FATCA withholding, the Fund is required to withhold without reference to any other withholding exemption.  Shareholders should consult “Taxation” in the Fund’s Statement of Additional Information for further details.

12. Requests for Repurchase in Proper Form.  All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding on all parties.  The Fund reserves the absolute right to reject any or all tenders of Shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful.  The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender of Shares whether generally or with respect to any particular Share(s) or shareholder(s).  The Fund’s interpretations of the terms and conditions of the Offer shall be final and binding on all parties.  Unless waived, any defects or irregularities in connection with tenders of Shares must be cured within such times as the Fund shall determine.  Tenders of Shares will not be deemed to have been made until the defects or irregularities have been cured or waived.

Neither the Fund, its principal underwriter, its investment manager, nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

* * *
None of the Fund, its Board of Trustees, the Fund’s distributor, the Fund’s investment adviser, or any affiliates of the foregoing, make any recommendation to any shareholder as to whether to tender or refrain from tendering Shares or any particular amount of Shares.  Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer.  No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein or in the Fund’s current Prospectus or Statement of Additional Information.  If given or made, such recommendation and such information and representation must not be relied upon as having been authorized by the Fund or its affiliates.

For the Fund’s most recent NAV per Share and other information, or for a copy of the Fund’s current Prospectus, please visit https://www.kkrfunds.com/KCOP.

Date: September 17, 2025